FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PVSAX	PVSBX	PVSCX	PVSMX	PVSRX	PVSYX

Putnam Capital Spectrum Fund

Summary prospectus
8|30|10

A world of investing.℠

Putnam INVESTMENTS

Putnam Capital Spectrum Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 8/30/10, are incorporated by reference into this summary prospectus.

Goal

Putnam Capital Spectrum Fund seeks total return.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares beginning on page 23 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original
	imposed on purchases	purchase price or	Redemption fee (as
	(as a percentage of	redemption proceeds,	a percentage of total
Share class	offering price)	whichever is lower)	redemption proceeds)
Class A	5.75%	NONE*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%	1.00%
Class M	3.50%	NONE*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)***

							Total
							annual fund
							operating
		Distri-			Total		expenses
		bution and		Acquired	annual		after
		service		fund	fund	Expense	expense
Share	Manage-	(12b-1)	Other	fees and	operating	reim-	reim-
class	ment fees	fees	expenses	expenses	expenses	bursement	bursement

Class A	0.73%	0.25%	0.51%	0.01%	1.50%	(0.03)%	1.47%
Class B	0.73%	1.00%	0.51%	0.01%	2.25%	(0.03)%	2.22%
Class C	0.73%	1.00%	0.51%	0.01%	2.25%	(0.03)%	2.22%
Class M	0.73%	0.75%	0.51%	0.01%	2.00%	(0.03)%	1.97%
Class R	0.73%	0.50%	0.51%	0.01%	1.75%	(0.03)%	1.72%
Class Y	0.73%	N/A	0.51%	0.01%	1.25%	(0.03)%	1.22%

* A deferred sales charge of 1.00% on class A shares and of 0.65% on class M shares may be imposed on certain redemptions of shares bought without an initial sales charge.

** This charge is phased out over six years.

*** Restated to reflect projected expenses under a new management contract effective January 1, 2010 and a new expense arrangement, which gives effect to changes in the allocation of certain expenses among the Putnam funds and Putnam Investment Management, LLC’s (Putnam Management) contractual obligation to limit certain fund expenses through August 30, 2011. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$716	$1,019	$1,344	$2,260
Class B	$725	$1,000	$1,402	$2,394
Class B (no redemption)	$225	$700	$1,202	$2,394
Class C	$325	$700	$1,202	$2,583
Class C (no redemption)	$225	$700	$1,202	$2,583
Class M	$543	$953	$1,387	$2,593
Class R	$175	$548	$946	$2,060
Class Y	$124	$394	$683	$1,509

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Portfolio turnover

The fund pays transaction-related costs when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the fiscal period ended April 30, 2010 was 84%.

Investments, risks, and performance

Investments

We invest a majority of the fund’s assets in equity and fixed income securities, including floating and fixed rate bank loans and both growth and value stocks, of leveraged small and midsize U.S. companies that we believe have favorable investment potential. These companies employ significant leverage in their capital structure through borrowing from banks or other lenders or through issuing fixed income, convertible or preferred equity securities, and their fixed income securities are often rated below investment grade (sometimes referred to as “junk bonds”). We may also invest in fixed income securities of other issuers, in companies of any size and in companies that are not leveraged. We may consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, and cash flows and dividends, as well as general market conditions and credit, interest rate and prepayment risks, when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. We may also engage in short sales of securities.

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Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. These risks are generally greater for small and midsize companies. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The risks associated with bond investments include interest rate risk, which means the prices of the fund’s investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuers of the fund’s investments may default on payment of interest or principal. Interest rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds (a significant part of the fund’s investments). Our focus on leveraged companies and the fund’s “non-diversified” status can increase the fund’s vulnerability to these factors. Our use of short selling may increase these risks.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance information will be available after the fund completes a full calendar year of operation.

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Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

David Glancy, Portfolio Manager, portfolio manager of fund since 2009

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open, either through your financial advisor or directly to the fund. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The fund normally distributes any net investment income quarterly and any net realized capital gains annually. These distributions will be taxed as ordinary income or as capital gains, unless the shares are held through a qualified retirement plan.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s Web site for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP105 262954 8/10 Putnam Retail Management